Supplement dated February 6, 2009 to the Combined Retail Funds Prospectus and the Combined Institutional Funds Prospectus, each dated August 31, 2008

MTB International Equity Fund

Change in Sub-Advisor

Effective at the close of business on February 13, 2009, SSgA Funds Management, Inc. will cease to be sub-advisor of the core style portion of the MTB International Equity Fund and Baring International Investment Limited became sub-advisor to the core style portion of the MTB International Equity Fund. Accordingly, as of February 13, 2009, all references to SSgA Funds Management, Inc. in the prospectus are hereby deleted and replaced as described below:

The following amends and replaces the last sentence of the second paragraph on page 54 of the Combined Retail Funds Prospectus and page 47 of the Combined Institutional Funds Prospectus under the section entitled “Strategy:”

The Advisor utilizes a blended style of investing by allocating and reallocating, for investment management purposes, varying portions of the portfolio among the Fund’s sub-advisors. LSV Asset Management (LSV) (with respect to the value style portion of the portfolio, where LSV looks for companies with relatively low or unrecognized valuations); Baring International Investment Limited (Barings) (with respect to the core style portion of the portfolio, where Barings employs a growth at a reasonable price strategy); and Hansberger Global Investors, Inc. (HGI) (with respect to the growth style portion of the portfolio, where HGI looks for companies which have above-average sales and earnings growth).

The following amends and replaces the information pertaining to SSgA on pages 112—113 of the Combined Retail Funds Prospectus and pages 99—100 of the Combined Institutional Funds Prospectus under the section entitled “Sub-Advisors:”

Baring International Investment Limited (Barings) sub-advises the core style portion of the MTB International Equity Fund. Barings is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company and is located at 155 Bishopsgate, London, EC2M 3XY, United Kingdom. Barings is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “Barings Group”). As of September 30, 2008, the Barings Group managed approximately $38.4 billion in assets. Barings makes decisions with respect to and places orders for all purchases and sales of its portion of the MTB International Equity Fund’s portfolio securities, and maintains the records relating to such purchases and sales.

The following amends and replaces the information pertaining to SSgA on pages 118-122 of the Combined Retail Funds Prospectus and pages 105-108 of the Combined Institutional Funds Prospectus under the section titled “Portfolio Managers” for MTB International Equity Fund:

International Equity Fund	David Bertocchi, CFA (Barings) (core portion)
Nathan Griffiths, CFA (Barings) (core portion)

International Equity Fund—

David Bertocchi and Nathan Griffiths jointly manage the core portion of the International Equity Fund.

David Bertocchi, CFA, is a member of the Global Equity Group at Barings and is responsible for International Equity focused on EAFE markets and Global portfolios. Previously, he managed the Baring Global Equity Unit Trust and the global institutional funds. He is a past member of Barings European and UK equity teams. Mr. Bertocchi was appointed Divisional Director in 2004. He joined Baring Asset Management in 2000 from Enron Capital. Mr. Bertocchi holds an M.B.A. from London Business School and a B.Sc. in Mechanical Engineering from the University of Calgary (Canada). He was awarded the CFA designation in 2000.

Nathan Griffiths, CFA, is responsible for International Equity focused on EAFE markets at Barings, and a member of the Global Equity Group. Previously he was a member of the European Equity team, where he managed the Institutional Funds and had a number of research responsibilities, including the Energy, Utilities, Insurance and Materials sectors. Mr. Griffiths joined Baring Asset Management in 2007. Previously, he was an analyst on the Global Arbitrage and Trading desk at Royal Bank of Canada and Global Sector Analysts at Merrill Lynch Investment Managers. Mr. Griffiths has an MA in Philosophy, Politics and Economics from Oxford University and was awarded the CFA designation in 2002.

The following amends and replaces the information pertaining to SSgA on page 150 of the Combined Retail Funds Prospectus and page 128 of the Combined Institutional Funds Prospectus under the section entitled “Sub-Advisors to MTB International Equity Fund:”

Sub-Advisors to MTB International Equity Fund

Baring International Investment Limited

155 Bishopsgate

London

EC2M 3XY

United Kingdom

Sub-Advisor Composite Performance Information

The following sub-advisor composite performance information is deleted: (1) the LSV International Equity Value Composite performance information on pages 107 to 109 of the Combined Retail Funds Prospectus and pages 95 to 96 of the Combined Institutional Funds Prospectus; and (2) the HGI Tax Exempt International Growth Equity Composite information on pages 117 to 118 of the Combined Retail Funds Prospectus and pages 103 to 104 of the Combined Institutional Funds Prospectus.

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Current shareholders as of the date hereof will shortly receive an Information Statement with more detailed information about Barings.

Supplement dated February 6, 2009 to the Combined Retail/Institutional Funds Statement of Additional Information (“SAI”) dated August 31, 2008

MTB International Equity Fund

Effective at the close of business on February 13, 2009, SSgA Funds Management, Inc. will cease to be sub-advisor of the core style portion of the MTB International Equity Fund and Baring International Investment Limited became sub-advisor to the core style portion of the MTB International Equity Fund. Accordingly, as of February 13, 2009, all references to SSgA Funds Management, Inc. in the SAI are hereby deleted and replaced as described below:

The following amends and replaces the information pertaining to SSgA on pages 48 and 63-64 of the Combined Retail/Institutional Funds’ Statement of Additional Information under the section entitled “Sub-Advisors – International Equity Fund:”

Effective February 13, 2009, the Advisor delegated daily management of the core component of the International Equity Fund to a sub-advisor, Baring International Investment Limited (Barings). For its services under the Sub-Advisory Agreement, Barings is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the International Equity Fund. The allocation is based on the amount of the average daily net assets that Barings manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. Barings is entitled to be paid a fee on the core portion of the average daily net assets (ADNA) of the International Equity Fund it manages at the annual rate of 0.45%.

Portfolio Manager Information

Baring International Investment Limited (Barings)

David Bertocchi, CFA

Other Accounts Managed by David Bertocchi, CFA	Total Number of Other Accounts Managed/ Total Assets		Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	0/$	0	0
Other Pooled Investment Vehicles	5/$	498,851,170	0
Other Accounts	17/$	1,573,771,858	0

Dollar value range of shares owned in the International Equity Fund: None.

Nathan Griffiths, CFA

Other Accounts Managed by Nathan Griffiths, CFA	Total Number of Other Accounts Managed/ Total Assets		Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	0/$	0	0
Other Pooled Investment Vehicles	2/$	460,142,547	0
Other Accounts	16/$	1,278,731,806	0

Dollar value range of shares owned in the International Equity Fund: None.

Compensation (Barings)

Barings’ philosophy on compensation focuses on allowing key employees to participate in the success of the firm. Barings is incentive oriented, in the sense that contribution to client results is more important than an individual’s title or longevity with the firm in determining their total compensation. There are three components to Barings’ compensation package.

•	A competitive base salary.

•

An annual bonus. For investment professionals, at least 2/3 of the bonus is based on investment performance. Barings has put in place a detailed analytical system which tracks the 1 and 3 year performance of its investment professionals. The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service. The benefits of this approach are in the transparency and accountability that this methodology brings.

•

An equity-based long-term incentive award. Approximately 100 key employees, including the majority of the investment staff, participate. Each year a significant portion of bonuses is invested directly in phantom equity in Barings. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in Barings is designed to promote a partnership culture within the organization.

Conflicts (Barings)

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. Barings has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within Barings are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Barings utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The following amends and replaces the information pertaining to SSgA in the “Addresses” section of the Combined Retail/Institutional Funds’ Statement of Additional Information:”

Sub-Advisors to MTB International Equity Fund

Baring International Investment Limited

155 Bishopsgate

London

EC2M 3XY

United Kingdom

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